Exhibit 99.1

TENTH AMENDMENT TO

INVESTMENT AGREEMENT

This Tenth Amendment to Investment Agreement (“Amendment”) is made as of the 19th day of February, 2014 by and between Desert Hawk Gold Corp., a Nevada corporation (the “Company”), and DMRJ Group I LLC, a Delaware limited liability company (the “Investor”).

BACKGROUND

A.

The Company and the Investor are parties to a certain Investment Agreement, dated as of July 14, 2010, as amended by the Amendment and Waiver dated as of November 8, 2010, the Second Amendment (the “Second Amendment”), dated as of February 25, 2011, the Third Amendment (the “Third Amendment”), dated as of March 11, 2011, and the Fourth Amendment (the “Fourth Amendment”), dated as of May 3, 2011, the Fifth Amendment (the “Fifth Amendment”), dated as of December 15, 2012, and the Sixth Amendment (the “Sixth Amendment”), dated as of January 29, 2013,  Seventh Amendment (the “Seventh Amendment”), dated as of April 30, 2013, the Eighth Amendment (the “Eighth Amendment”), dated as of July 24, 2013, and the Ninth Amendment (the “Ninth Amendment”), dated as of October 24, 2013, (as amended, the “Investment Agreement”) pursuant to which, among other things, Investor has made available to the Company a senior secured term loan credit facility of up to $6,500,000.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Investment Agreement.

B.

In addition, subject to the terms and conditions as set forth herein, the Investor is willing to amend the Investment Agreement.

NOW, THEREFORE, with the foregoing Background incorporated by reference herein and made a part hereof, and in consideration of the premises and other good and valuable consideration, the receipt to which is hereby acknowledged, and pursuant to the provisions of Section 9.01 of the Investment Agreement, the parties hereby agree as follows:

1.

Amendments.  The Company shall be permitted to request, and upon the delivery of a duly completed Borrowing Notice to the Investor in connection herewith, the Investor shall make, without satisfying the proviso contained in clauses (iv) in the first sentence of Section 2.01 or Section 3.02(d)(iii), Term Loan Advances in the aggregate principal amount of $5,700,000 as follows:

(i)

$2,000,000 on the date of this Agreement.

(ii)

$1,000,000 on the twentieth day of each of the three months immediately following the date of this Agreement, commencing March 20, 2014, and $700,000 on June 20, 2014 (for a total of $3,700,000 pursuant to this clause (ii)) (each a “Monthly Term Loan Advance”) such advances to be provided in Investor’s sole discretion.

(b)

The term “Maturity Date” in the Investment Agreement shall be amended to mean “October 31, 2016”.

(c)

The term “Commitment” in the Investment Agreement shall be amended to mean “$11,989,492”.

(d)

Notwithstanding Section 2.03(a) of the Investment Agreement to the contrary (but subject to Section 2.03(b)), (i) all outstanding amounts owned under the terms of the Investment Agreement, shall accrue interest at a rate of fifteen (15%) percent per annum from the Effective Date until such amounts have been paid in full..

(e)

Section 2.05 of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

 “2.05 Prepayment of Term Loan Advances. On the last Business Day of each calendar month, commencing October 31, 2014, the Company shall pay to the Investor an amount equal to 100% of cash flows from operations for the immediately preceding month, if any, less mutually agreed upon capital expenditures (and if an agreement on capital expenditures is not reached than 100% of cash flows from operations) subject to a minimum cash balance of $200,000 until such time as the unpaid principal amount of all Term Loan Advances outstanding and all accrued interest has been paid in full.  Investor shall apply such payments first to accrued but unpaid interest due and second to outstanding principal amount of all Term Loan Advances.”

(f)

Notwithstanding Section 2.09 of the Investment Agreement, the net proceeds from the Term Loan Advances set forth in Section 1(a) hereto shall be used by the Company for the development and construction of a heap leach pad and process facility (including the posting of the reclamation bond therefor) and for working capital.

(g)

It shall be an Event of Default in the event (i) the payments made by the Company to the Investor pursuant to Section 2.05 during any calendar quarter commencing the quarter ending December 31, 2014 do not exceed the amounts set forth on Schedule A hereto for such quarter, (ii) the Company’s trade accounts payables balance exceeds $300,000 at any time or (iii) any account payable balance not subject to a commercially reasonable dispute remains outstanding for more than 75 days.

2.

Issuance of Series B Preferred Stock; Modification of Series A and A-1 and A-2 Preferred Stock Designations. On the Effective Date, the Company shall issue to the Investor 249,603 shares of Series B Preferred Stock of the Company (the “Shares”).  In addition, on the Effective Date the certificates of designations for the Series A Preferred Stock and the Series A-1 and A-2 Preferred Stock shall be amended to eliminate the mandatory dividends payable to the holders of the Series A Preferred Stock and to exclude from the definition of convertible securities, the shares of Series A Preferred Stock and the Series A-2 Preferred Stock previously issued to the Investor and any future issuances of any shares of Series A, Series B, and Series A-1 and A-2 Preferred Stock to the Investor or any affiliate of the Investor.

3.

Representations and Warranties.  The Company represents, warrants and covenants to Investor that:

(a)

All warranties and representations made to the Investor under the Investment Agreement and the Transaction Documents are true and correct as to the date hereof unless they specifically relate to an earlier date in which case they shall be true and correct as of such date, other than as set forth on Schedule 3(a) (the “Updated Disclosure Schedules”) attached hereto (the numbers of which shall correspond to the numbers of the disclosure schedules to the Investment Agreement).

(b)

The Company has the requisite corporate power and authority to enter into and perform this Amendment in accordance with the terms hereof.  The execution, delivery and performance of this Amendment by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, no further consent or authorization of the Company, its Board of Directors, stockholders or any other third party is required.  When executed and delivered by the Company, this Amendment shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

The execution by the Company and delivery to the Investor of this Amendment (i) is not and will not be in contravention of any order of any court or other agency of government, any law or any other indenture or agreement to which the Company is a party or the organizational documents of the Company (ii) is not or will not be in conflict with, or result in a breach of, or constitute (with due notice and/or passage of time) a default under any such indenture, agreement or undertaking, and (iii) will not result in the imposition of any lien, charge, encumbrance of any nature on any property of the Company.

(d)

The authorized capital stock and the issued and outstanding shares of capital stock of the Company as of the Closing Date is set forth on Schedule 3(d) hereto.  All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized.  Except as set forth in this Agreement, or as set forth on Schedule 3(d) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company.  Furthermore, except as set forth in the Investment Agreement and as set forth on Schedule 3(d) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.  Except as provided on Schedule 3(d) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities.  Except as set forth on Schedule 3(d), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.

(e)

A list of all the outstanding Indebtedness of the Company other than Indebtedness of the type described in Section 6.01(b)-(g) of the Investment Agreement is set forth on Schedule 3(e) hereto.

4.

Effectiveness Conditions.  The amendments set forth in Section 2 hereof, shall be effective (the “Effective Date”) upon satisfactory completion, as determined in the Investors sole discretion, or waiver by the Investor of the following conditions precedent (all documents to be in form and substance satisfactory to Investor and Investor’s counsel):

(a)

Eric Moe shall have resigned from all officer and director positions with the Company and any of its subsidiaries;

(b)

a management incentive compensation plan with such terms and conditions satisfactory to the Investor shall have been approved and adopted by the Company which issues management up to 1,880,333 shares of Common Stock of the Company;

(c)

execution and delivery by Company to Investor of this Amendment;

(d)

delivery by the Company to the Investor one or more stock certificates, duly executed by the Company, representing the Shares;

(e)

the Certificate of Designation, Preferences and Rights of the Series B Preferred Stock of the Company, Amendment #1 to the Certificate of Designation, Preferences and Rights of the Series A Preferred Stock of the Company, and  Amendment #1 to the Certificate of Designation, Preferences and Rights of the Series A-1 and A-2 Preferred Stock of the Company, each in the form provided to the Investor shall have been filed with the Secretary of the State of the State of Nevada;

(f)

delivery by Company to the Investor of a secretary’s certificate, dated as of the Effective Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles of Incorporation and the Bylaws of the Company, each as in effect as of the Effective Date, and (iii) the authority and incumbency of the officers of the Company executing this Amendment and any other documents required to be executed or delivered in connection therewith;

(g)

each of the representations and warranties of the Company in this Amendment shall be true and correct in all respects as of the Effective Date, unless they specifically relate to an earlier date in which case they shall be true and correct as of such date;

(h)

the execution and delivery by the Company to the Investor of an Amended and Restated Promissory Note in the form attached hereto as Exhibit A; and

(i)

execution and delivery by Company of all agreements, instruments and documents requested by Investor to effectuate and implement the terms hereof and the terms of any document or instrument referenced hereby or to be executed hereunder.

5.

Covenants.

(a)

Monthly Reports.  Within fifteen (15) days following the end of each calendar month, the Company will provide Investor with the following:

(i)

A financial report showing all expenditures made during the prior month by journal entry category and a comparison showing the variances between the actual and projected expenditures for that month;

(ii)

A production report showing amount of ore mined, waste tons and recoverable ounces on the pad;

(iii)

Reports of gold shipments, bills of lading, sales invoices, and analyses;

(iv)

Bank statements;

(v)

An updated mine map plan; and

(vi)

Such other reports as the Investor may reasonably request.

(b)

Expenditures.  Any individual expenditure in excess of $25,000 shall require the prior written consent of the Investor;

(c)

Repayment of Non-Investor Debt.  No debt other than Investor’s may be repaid without the prior written consent of the Investor, excluding the payment of severance benefits to Messrs. Jorgensen and Moe pursuant to prior agreements or non-cash issuances of stock for interest or note conversion to Ibearhouse LLC or West C Street LLC.

6.

Expenses.  The Company shall pay any and all costs, fees and expenses of Investor (including without limitation, attorneys’ fees) in connection with this Amendment and the transaction contemplated hereby.

7.

Ratification of Investment Documents.  Except as expressly set forth herein, all of the terms and conditions of the Investment Agreement and Transaction Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to the Investment Agreement shall mean the Investment Agreement as modified by this Amendment.

8.

Confirmation of Indebtedness.   The Company confirms and acknowledges that as of January 31, 2014 the Company was indebted to the Investors, without any deduction, defense, setoff, claim or counterclaim, of any nature, in aggregate principal and interest (including Amortization Amounts as set forth in the Fourth Amendment) in the amount of $8,200,819 consisting of principal of $6,289,492 and interest of $1,910,777 plus all fees, costs and expenses incurred to date in connection with the Investment Agreement and the other Transaction Documents.

9.

Collateral.  Company hereby confirms and agrees that all security interests and liens granted to Investor pursuant to the Transaction Documents continue in full force and effect and shall continue to secure the Obligations (as defined in the Security Agreement), including all liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, under the Note and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owned with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Investor as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

10.

No Waivers, Reservation of Rights. Investor has not waived, is not by this Amendment waiving, and has no intention of waiving, any defaults or Events of Default which be existing on date hereof or may occur after the date hereof.  Investor has not agreed to forbear with respect to any of its rights or remedies concerning any defaults or Events of Default, which may be continuing as of the date hereof or which may occur after the date hereof.  Except as expressly set forth in Section 1 hereof, Investor reserves the right to exercise all of its rights and remedies, whether arising under the Investment Agreement, the other Transaction Documents or applicable law.   Neither this Amendment nor any other agreement entered in connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation or release of the Investment Agreement or any of the other Transaction Documents, or any rights or obligations thereunder, or a waiver by Investor of any of its rights thereunder or at law or in equity.  This Amendment does not obligate Investor to agree to any other extension or modification of the Investment Agreement nor does it constitute a course of conduct or dealing on behalf of Investor or a waiver of any other rights or remedies of Investor.  No omission or delay by Investor in exercising any right or power under the Investment Agreement, this Amendment, the other Transaction Documents or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

11.

Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Amendment shall not be interpreted or construed with any presumption against the party causing this Amendment to be drafted.

12.

Signatories.  Each individual signatory hereto represents and warrants that he or she is duly authorized to execute this Amendment on behalf of his or her principal and that he or she executes the Amendment in such capacity and not as a party.

13.

Duplicate Originals.  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Amendment may be executed in counterparts, all of which counterparts taken together shall constitute one completed fully executed document.  Signature by facsimile or PDF shall bind the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

Company:	DESERT HAWK GOLD CORP By: /s/ Richard Havenstrite Name: Richard Havenstrite Title: President

Investor:	DMRJ GROUP I LLC By: /s/ Daniel Small Name: Daniel Small Title: Managing Director

[SIGNATURE PAGE TO TENTH AMENDMENT]

EXHIBIT A

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS PROMISSORY NOTE MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

DESERT HAWK GOLD CORP.

AMENDED AND RESTATED PROMISSORY NOTE DUE OCTOBER 31, 2016.

No. 2014-1	Dated: February 19, 2014

FOR VALUE RECEIVED, the undersigned, DESERT HAWK GOLD CORP., a Nevada corporation (the "Company"), HEREBY UNCONDITIONALLY PROMISES TO PA Y to DMRJ GROUP I, LLC (the "Investor") or its registered assignee the principal amount equal to the lesser of (i) Eleven Million Nine Hundred Eighty-Nine Thousand Four Hundred Ninety-Two and No/100 Dollars ($11,989,492.00) and (ii) the aggregate principal amount of all Term Loan Advances owing to the Investor by the Company pursuant to the Investment Agreement dated as of July 14, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Investment Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Company and the Investor on the dates provided in the Investment Agreement. This note amends and restates, but does not extinguish, impair, novate or discharge the obligations evidenced by that certain Promissory Note dated July 14, 2010 executed by the Company in favor of the Investor.

The Company promises to pay interest on the unpaid principal amount of each Term Loan Advance, from the date of such Term Loan Advance, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Investment Agreement.

Both principal and interest are payable to the Investor in lawful money of the United States of America to the Investor Payment Account in same day funds. Each Term Loan Advance owing to the Investor by the Company and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Investor and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Investor to make any such recordation or endorsement shall not affect the Obligations of the Company under this Promissory Note.

This Promissory Note is the "Note" referred to in, and is entitled to the benefits of, the Investment Agreement and the other Transaction Documents, including the Security Documents. The Investment Agreement, among other things, (i) provides for the making of Term Loan Advances by the Investor to the Company from time to time in an aggregate amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Company resulting from each such Term Loan Advance being evidenced by this Promissory Note, (ii) provides for the optional and mandatory prepayment of all such Term Loan Advances prior to the Maturity Date, together with all accrued interest due on such date of prepayment, on the dates set forth in the Investment Agreement, and (iii) is secured by the Security Documents. The outstanding principal amount of this Promissory Note, together with all interest accrued hereon and all other Obligations owing to the Investor hereunder and under the other Transaction Documents, shall be due and payable in full on the Maturity Date.

If default is made in the punctual payment of principal or any other amount under this Promissory Note in accordance with the Investment Agreement, or if any other Event of Default has occurred, this Promissory Note shall, at the Investor's option exercised at any time upon or after the occurrence of any such payment default or other Event of Default (or in the case of an Event of Default under Section 7.01(h) or (i) of the Investment Agreement, automatically) and in accordance with the applicable provisions of the Investment Agreement, become immediately due and payable.

All payments of any kind due to the Investor from the Company pursuant to this Promissory Note shall be made in the full face amount thereof. All such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Company shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution in connection with making any payments hereunder, except for any costs imposed by the Investor's banking institutions.

The Company shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys' fees, paid or incurred by the Investor in collecting and enforcing this Promissory Note.

The Company and every endorser of this Promissory Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Promissory Note and the Investment Agreement or the performance of the obligations under this Promissory Note and/or the Investment Agreement. No renewal or extension of this Promissory Note or the Investment Agreement, no release of any Person primarily or secondarily liable on this Promissory Note or the Investment Agreement, including the Company and any endorser, no delay in the enforcement of payment of this Promissory Note or the Investment Agreement, and no delay or omission in exercising any right or power under this Promissory Note or the Investment Agreement shall affect the liability of the Company or any endorser of this Promissory Note.

No delay or omission by the Investor in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Promissory Note may be waived or amended only in a writing signed by the Company and the Investor.

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5- 1402 of the General Obligations Law of the State of New York.

In order to qualify as a "registered note" for purposes of the Code, transfer of this Promissory Note may be effected only by (i) surrender of this Promissory Note to the Company and the re-issuance of this Promissory Note to the transferee, or the Company's issuance to the Investor of a new note in the same form as this Promissory Note but with the transferee denoted as the Investor, or (ii) the recording of the identity of the transferee by the Company, which is maintaining a record ownership register of this Promissory Note. The terms and conditions of this Promissory Note shall be binding upon and inure to the benefit of the Company and the Investor and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any note holder that is not a "United States person" within the meaning of Section 770 1 (a)(30) of the Code, then such note holder shall submit to the Company on or before the date of such assignment an IRS Form W-SBEN (or any successor form) certifying as to such note holder's status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such note holder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Promissory Note shall be void and of no force and effect. Until there has been a valid transfer of this Promissory Note and of all of the rights hereunder by the Investor in accordance with this Promissory Note, the Company shall deem and treat the Investor as the absolute beneficial owner and holder of this Promissory Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Promissory Note).

It is the intention of the Company and the Investor that this Promissory Note is to be a registered instrument and not a bearer instrument and the provisions of this Promissory Note are to be interpreted accordingly. This Promissory Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Investor or, in the event of a transfer pursuant to the Investment Agreement and this Promissory Note, to the transferee identified in the record of ownership of this Promissory Note maintained by the Company. Transfer of this Promissory Note may not be effected except in accordance with the provisions hereof.

DESERT HAWK GOLD CORP.

By: /s/ Richard Havenstrite
Name:	Richard Havenstrite
Title:	President

TERM LOAN ADVANCES AND PAYMENTS OF PRINCIPAL

Amount of
	Amount of Term	Principal Paid or	Unpaid Principal	Notation Made
Date	Loan Advance	Prepaid	Balance	By

EXHIBIT B

February 18, 2014

DMRJ Group I, LLC

as Investor under the Investment

Agreement referred to below

Attention Daniel Small

Ladies and Gentlemen:

The undersigned, Desert Hawk Gold Corp., refers to the Investment Agreement dated as of July 14, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Investment Agreement"; the terms defined therein being used herein as therein defined), among the undersigned and DMRJ Group I, LLC as Investor, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Investment Agreement that the undersigned hereby requests a Borrowing under the Investment Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02 of the Investment Agreement:

(i)

The Business Day of the Proposed Borrowing is February 19, 2014.

(ii)

The principal amount of the Term Loan Advance requested by this Borrowing is $2,000,000.

(iii)

The Term Loan Advance requested by this Borrowing is the First Monthly Term Loan Advance pursuant to the 10th Amendment of the Investment Agreement.

(iv)

As of January 31, 2014, the Company was indebted to the Investor, without any deduction, defense, setoff, claim or counterclaim, of any nature, in aggregate principal and interest (including Amortization Amounts as set forth in the Fourth Amendment) in the amount of $8,200,819, plus all fees, costs, and expenses incurred to date in connection with the Investment Agreement and the other Transaction Documents, without taking into account the Proposed Borrowing.

(v)

The proceeds of the Proposed Borrowing will be used for the following purpose(s): Development of the Kiewit project and general purpose corporate expenses.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)

The representations and warranties of the Transaction Parties contained in each Transaction Document are correct on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date, in which case, as of such earlier date.

(B)

No Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

Delivery of an executed counterpart of this Borrowing Notice by telecopier shall be effective as delivery of an original executed counterpart of this Borrowing Notice.

Very truly yours,

DESERT HAWK GOLD CORP.

By: /s/ Richard Havenstrite
Name:	Richard Havenstrite
Title:	President

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)

The representations and warranties of the Transaction Parties contained in each Transaction Document are correct on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date, in which case, as of such earlier date.

(B)

No Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

(C)

The Company has satisfied [the Yellowhammer Milestones, if required] [the Kiewit Milestones].4

Delivery of an executed counterpart of this Borrowing Notice by telecopier shall be effective as delivery of an original executed counterpart of this Borrowing Notice.

Very truly yours,

DESERT HAWK GOLD CORP.

By: /s/ Richard Havenstrite
Name:	Richard Havenstrite
Title:	President

SCHEDULE A

Three Month Period Ended	Minimum Payments
February 28, 2014	$500,000
May 31, 2015	$1,000,000
August 31, 2015	$4,000,000
November 30, 2015	$1,500,000
February 28, 2015	$750,000
May 31, 2016	$3,000,000
August 31, 2016	$3,000,000

SCHEDULE 3(a)

Updated Disclosure Schedules

Schedule 4.01(a)

Blue Fin is not in good standing under the laws of the jurisdiction of its organization.

Schedule 4.01(f)

On February 6, 2014, the Confederated Tribes of the Goshute Reservation filed an appeal and petition for stay with the Bureau of Land Management in regard to the Kiewit Project.  A copy of the document has been forwarded to the Investor.

Schedule 4.01(h)

Set forth below is a list of all mining and environment permits.

Project	Agency	Permit	Permit No.	Status
Kiewit	DOGM/BLM	Exploration	E/045/0140	Approved
Kiewit	DEQ	Ground Water	UGW450011	Approved
Kiewit	State Eng.	Water Right	A78790/18-735	Approved
Kiewit	ATF	Blasting	9-UT-045-33-4D-00457	Approved
Kiewit	DOGM	Large Mine	M/045/0078	Approved
Kiewit	BLM	Mine Plan	3809U8734,UTU011	Approved
Kiewit	UDEQ-DAQ	Air Quality	N144990001	Approved
Kiewit	Tooele Co.	Conditional Use	Not Required

Yellow Hammer*	DOGM	Exploration	E/045/0162	Approved
Yellow Hammer*	DOGM	Small Mine	S/045/0076	Approved

Cactus Mill	DOGM	Large Mine	M/045/0049	Approved
Cactus Mill	BLM	Mine Plan	UTU-73999	Approved
Cactus Mill	DEQ	Ground Water	UGW450011	Approved
Cactus Mill	Tooele Co.	Conditional Use	0040-95	Approved

State Lease	Utah Trust	Clay Lease/Pad Liner	ML51712-MP	Expired-Reapplied
Project	Tooele Co.	Business License	12-110	Approved
Project	Utah	Division of Corps	737-8396-0143	Approved
Project	Federal	Tax Id.	82-0230997	Approved
Project	Utah	Professional Eng.	342789-2202	Approved
Project	Utah	XRF Assay Gun	# Pending	Approved
Project	Utah/Tax	Dept of Commerce	No Number	Approved

Heart*	DOGM	Small Mine	S/045/0023	Approved

* Will be consolidated into the Kiewit Large Mine Permit

Schedule 4.01(m)

See the response in Schedule 4.01(f) above.

Schedule 4.01(q)

The leases previously held by Blue Fin were relinquished.

Schedule 4.01(t)

See Schedule 3(d) to this Amendment.

SCHEDULE 3(d)

Capitalization

See attached capitalization table dated February 19, 2014

SCHEDULE 3(e)

Outstanding Indebtedness

See attached list of payables at February 19, 2014